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                                                                   EXHIBIT 23(c)




                         CONSENT OF SOUTHARD FINANCIAL


We hereby consent to the inclusion in this Amendment No. 1 to registration statement on Form S-4 of our opinion dated August 29, 1997 and to all references to our firm in the registration statement.


                                        SOUTHARD FINANCIAL


                                        /s/   Douglas K. Southard
                                        -------------------------------------
October 30, 1997                        Douglas K. Southard